                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): January 8, 2002


                          CHARTER COMMUNICATIONS, INC.
                          ----------------------------
             (Exact name of registrant as specified in its charter)

                                    Delaware
                                    --------
         (State or Other Jurisdiction of Incorporation or Organization)

       000-27927                                       43-1857213
       ---------                                       ----------
(Commission File Number)                (Federal Employer Identification Number)

       12405 Powerscourt Drive
          St. Louis, Missouri                                   63131
          -------------------                                   -----
(Address of Principal Executive Offices)                      (Zip Code)

                                 (314) 965-0555
                                 --------------
              (Registrant's telephone number, including area code)

ITEM 5. OTHER EVENTS.

         On January 8, 2002, Charter Communications Holdings, LLC and Charter Communications Holdings Capital Corporation, subsidiaries of Charter Communications, Inc., announced that they had entered into an agreement to sell $350 million principal amount of 9.625% Senior Notes due 2009, $300 million principal amount of 10.000% Senior Notes due 2011 and $250 million of 12.125% Senior Discount Notes due 2012 with a principal at maturity of $450 million. The Purchase Agreement, the Indentures and the Exchange and Registration Agreements are being filed as exhibits with this report.

ITEM 7. EXHIBITS

Purchase Agreement relating to 9.625% Senior Notes due 2009, 10.000% Senior Notes due 2011, 12.125% Senior Discount Notes due 2012 dated January 8, 2002.*

First Supplemental Indenture dated as of January 14, 2002 between Charter Communications Holdings, LLC, Charter Communications Holdings Capital Corporation and BNY Midwest Trust Company as Trustee governing 9.625% Senior Notes due 2009.*

Exchange and Registration Rights Agreement relating to 9.625% Senior Notes due 2009, dated as of January 14, 2002, among Charter Communications Holding Company, LLC, Charter Communications Capital Corporation, Salomon Smith Barney Inc., Banc of America Securities LLC, J.P. Morgan Securities Inc., Fleet Securities, Inc., TD Securities (USA) Inc., BMO Nesbitt Burns Corp., Credit Lyonnais Securities (USA) Inc., RBC Dominion Securities Corporation, Scotia Capital (USA) Inc., SunTrust Capital Markets, Inc., U.S. Bancorp Piper Jaffray Inc., ABN AMRO Incorporated, First Union Securities, Inc., CIBC World Markets Corp. and Dresdner Kleinwort Wasserstein - Grantchester, Inc.*

First Supplemental Indenture dated as of January 14, 2002 between Charter Communications Holdings, LLC, Charter Communications Holdings Capital Corporation and BNY Midwest Trust Company as Trustee governing 10.000% Senior Notes due 2011.*

Exchange and Registration Rights Agreement relating to 10.000% Senior Notes due 2011, dated as of January 14, 2002, among Charter Communications Holding Company, LLC, Charter Communications Capital Corporation, Salomon Smith Barney Inc., Banc of America Securities LLC, J.P. Morgan Securities Inc., Fleet Securities, Inc., TD Securities (USA) Inc., BMO Nesbitt Burns Corp., Credit Lyonnais Securities (USA) Inc., RBC Dominion Securities Corporation, Scotia Capital (USA) Inc., SunTrust Capital Markets, Inc., U.S. Bancorp Piper Jaffray Inc., ABN AMRO Incorporated, First Union Securities, Inc., CIBC World Markets Corp. and Dresdner Kleinwort Wasserstein - Grantchester, Inc.*

Indenture dated as of January 14, 2002 between Charter Communications Holdings, LLC, Charter Communications Holdings Capital Corporation and BNY Midwest Trust Company as Trustee governing 12.125% Senior Discount Notes due 2012.*

Exchange and Registration Rights Agreement relating to 12.125% Senior Discount Notes due 2012, dated as of January 14, 2002, among Charter Communications Holding Company, LLC, Charter Communications Capital Corporation, Salomon Smith Barney Inc., Banc of America Securities LLC, J.P. Morgan Securities Inc., Fleet Securities, Inc., TD Securities (USA) Inc., BMO Nesbitt Burns Corp., Credit Lyonnais Securities (USA) Inc., RBC Dominion Securities Corporation, Scotia Capital (USA) Inc., SunTrust Capital Markets, Inc., U.S. Bancorp Piper Jaffray Inc., ABN AMRO Incorporated, First Union Securities, Inc., CIBC World Markets Corp. and Dresdner Kleinwort Wasserstein - Grantchester, Inc.*

* filed herewith

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, Charter Communications, Inc. has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

                            CHARTER COMMUNICATIONS, INC.,
                            Registrant

                            By: /s/ KENT D. KALKWARF
                                --------------------
                            Name:  Kent D. Kalkwarf
                            Title: Executive Vice President and Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)


Dated:  January 15, 2002

                                  EXHIBIT INDEX

Exhibit
Number              Description
------              -----------
10.1                Purchase Agreement relating to 9.625% Senior Notes due 2009,
                    10.000% Senior Notes due 2011, 12.125% Senior Discount Notes
                    due 2012 dated January 8, 2002.

10.2(a) First Supplemental Indenture dated as of January 14, 2002 between Charter Communications Holdings, LLC, Charter
                    Communications Holdings Capital Corporation and BNY Midwest
                    Trust Company as Trustee governing 9.625% Senior Notes due
                    2009.

10.2(b)             Exchange and Registration Rights Agreement relating to
                    9.625% Senior Notes due 2009, dated as of January 14, 2002, among Charter Communications Holding Company, LLC, Charter
                    Communications Capital Corporation, Salomon Smith Barney
                    Inc., Banc of America Securities LLC, J.P. Morgan Securities
                    Inc., Fleet Securities, Inc., TD Securities (USA) Inc., BMO
                    Nesbitt Burns Corp., Credit Lyonnais Securities (USA) Inc.,
                    RBC Dominion Securities Corporation, Scotia Capital (USA)
                    Inc., SunTrust Capital Markets, Inc., U.S. Bancorp Piper
                    Jaffray Inc., ABN AMRO Incorporated, First Union Securities,
                    Inc., CIBC World Markets Corp. and Dresdner Kleinwort
                    Wasserstein - Grantchester, Inc.

10.3(a) First Supplemental Indenture dated as of January 14, 2002 between Charter Communications Holdings, LLC, Charter
                    Communications Holdings Capital Corporation and BNY Midwest
                    Trust Company as Trustee governing 10.000% Senior Notes due
                    2011.

10.3(b)             Exchange and Registration Rights Agreement relating to
                    10.000% Senior Notes due 2011, dated as of January 14, 2002, among Charter Communications Holding Company, LLC, Charter
                    Communications Capital Corporation, Salomon Smith Barney
                    Inc., Banc of America Securities LLC, J.P. Morgan Securities
                    Inc., Fleet Securities, Inc., TD Securities (USA) Inc., BMO
                    Nesbitt Burns Corp., Credit Lyonnais Securities (USA) Inc.,
                    RBC Dominion Securities Corporation, Scotia Capital (USA)
                    Inc., SunTrust Capital Markets, Inc., U.S. Bancorp Piper
                    Jaffray Inc., ABN AMRO Incorporated, First Union Securities,
                    Inc., CIBC World Markets Corp. and Dresdner Kleinwort
                    Wasserstein - Grantchester, Inc.

10.4(a)             Indenture dated as of January 14, 2002 between Charter
                    Communications Holdings, LLC, Charter Communications
                    Holdings Capital Corporation and BNY Midwest Trust Company as Trustee governing 12.125% Senior Discount Notes due 2012.

10.4(b)             Exchange and Registration Rights Agreement relating to
                    12.125% Senior Discount Notes due 2012, dated as of January
                    14, 2002, among Charter Communications Holding Company, LLC,
                    Charter Communications Capital Corporation, Salomon Smith
                    Barney Inc., Banc of America Securities LLC, J.P. Morgan
                    Securities Inc., Fleet Securities, Inc., TD Securities (USA)
                    Inc., BMO Nesbitt Burns Corp., Credit Lyonnais Securities
                    (USA) Inc., RBC Dominion Securities Corporation, Scotia
                    Capital (USA) Inc., SunTrust Capital Markets, Inc., U.S.
                    Bancorp Piper Jaffray Inc., ABN AMRO Incorporated, First
                    Union Securities, Inc., CIBC World Markets Corp. and
                    Dresdner Kleinwort Wasserstein - Grantchester, Inc.